SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2004

HOLLY ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware		20-0833098
(State or other	001-32225	(I.R.S. Employer
jurisdiction of incorporation)	(Commission File Number)	Identification Number)

100 Crescent Court,
Suite 1600
Dallas, Texas
(Address of principal		75201-6927
executive offices)		(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Form of Director Restricted Unit Agreement
Form of Employee Restricted Unit Agreement

Item 1.01. Entry into a Material Definitive Agreement

     Pursuant to the Holly Energy Partners, L.P. Long-Term Incentive Plan, Holly Logistic Services, L.L.C. from time to time grants restricted units to outside directors and to certain officers and employees.

     Forms of agreements for grants of restricted units to outside directors and to officers and employees are attached as Exhibits to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

10.1	-	Form of Director Restricted Unit Agreement.*
10.2	-	Form of Employee Restricted Unit Agreement.*

*	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P. its General Partner

	By:	Holly Logistic Services, L.L.C. its General Partner

		By:	/s/ Stephen J. McDonnell

Stephen J. McDonnell
Vice President & Chief
Financial Officer

Date: November 15, 2004

EXHIBIT INDEX

Exhibit
Number		Exhibit Title
10.1	-	Form of Director Restricted Unit Agreement.
10.2	-	Form of Employee Restricted Unit Agreement.